UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 7, 2007
Zimmer Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
345 East Main Street
Warsaw, Indiana 46580
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (574) 267-6131
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Form of Restricted Stock Unit Award Letter
Form of Restricted Stock Unit Award Letter for Non-U.S. Employees

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On December 7, 2007, the Compensation and Management Development Committee of the Board of Directors of Zimmer Holdings, Inc. (the “Company”) approved two forms of award letters for use under the Company’s 2006 Stock Incentive Plan (the “Plan”), one for awarding restricted stock units to U.S. employees and one for awarding restricted stock units to non-U.S. employees. A copy of the forms of the award letters are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.
     A copy of the Plan was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 13, 2006.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Award Letter under the Zimmer Holdings, Inc. 2006 Stock Incentive Plan

10.2	Form of Restricted Stock Unit Award Letter for Non-U.S. Employees under the Zimmer Holdings, Inc. 2006 Stock Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMER HOLDINGS, INC.

	By: Name:	/s/ Chad F. Phipps Chad F. Phipps
	Title:	Senior Vice President, General Counsel and Secretary

Dated: December 11, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Award Letter under the Zimmer Holdings, Inc. 2006 Stock Incentive Plan

10.2	Form of Restricted Stock Unit Award Letter for Non-U.S. Employees under the Zimmer Holdings, Inc. 2006 Stock Incentive Plan